SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[ X ] Soliciting Material under Rule 14a-12

PNC Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

_______________________________________________________________

2)	Form, Schedule or Registration Statement No.:

_______________________________________________________________

3)	Filing Party:

_______________________________________________________________

4)	Date Filed:

_______________________________________________________________

SPECIMEN

SPECIMEN

Your Vote Counts!

PNC FUND

2019 Special Meeting

Vote by November 4, 2019

Vote Now! [proxyvote.com]

As an investor in this security, you have the right to vote on important issues.

Make your voice heard now!

Ways to Vote

Go to ProxyVote.com

[proxyvote.com]

Call 1-800-454-8683

At the Meeting [proxyvote.com]

Control Number: 0123456789012345

Account Number: 3456789012345678901

Meeting Date: November 5, 2019

Important Materials Proxy Statement Summary Prospectus

For holders as of August 7, 2019

CUSIP: 69351J199

Why Should I Vote?

Make your voice heard on critical issues like board elections, executive compensation, ESG and human rights. The outcome of the vote can affect the value of your shares.

(c) 1997-2019 Broadridge Financial Solutions Inc. 51 Mercedes Way, Edgewood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

Email Settings [proxyvote.com] | Terms and Conditions [broadridge.com] | Privacy Statement [broadridge.com]